U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 4, 2015

SUNSHINE BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

469 Jean-Talon West
3rd Floor
Montreal, Quebec, Canada H3N 1R4
(Address of principal executive offices)

(514) 764-9698
(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported on November 14, 2014, we entered into a Manufacturing Services Agreement with Lonza Ltd. and Lonza Sales Ltd. (hereinafter jointly referred to as “Lonza”) of Basel, Switzerland whereby we engaged Lonza to be the manufacturer of our Adva-27a anticancer drug.

In June 2015, we received the initial sample of our Adva-27a manufacturing and on August 3, 2015 we completed our laboratory analysis of the same.  Our test results show that the sample meets all of the biological specifications, clearing the way for the manufacturing of a 2-kilogram quantity for clinical trials.

Item 7.01 Regulation FD Disclosure

Our Press Release relating to the execution of the Lonza Agreement described above is attached as Exhibit 99.6 and is hereby incorporated.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits.  The following exhibits are included in this report:

No.	Description

99.6	Press Release Announcing Test Results of Initial Sample of Adva-27a Manufacturing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2015	SUNSHINE BIOPHARMA, INC.

(Registrant)

	By:	/s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer